SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2003

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      56-2331643
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2003-AR1

On August 25, 2003, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2003-AR1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2003, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2003-AR1 relating to the distribution date of August 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2003


                             Payment Date: 08/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        20,896,469.56    4.870543%     3,286,844.46     84,814.29    3,371,658.75       0.00       0.00
                        2A1       130,994,570.32    5.113528%    19,556,323.37    558,203.66   20,114,527.03       0.00       0.00
Residual                2AR                 0.00    5.113528%             0.00          0.00            0.00       0.00       0.00
                        3A1        32,851,845.32    5.385317%     6,528,400.89    146,628.89    6,675,029.78       0.00     802.45
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,901,112.70    5.131840%         3,091.29     16,668.15       19,759.44       0.00      15.09
                        B2          1,345,176.94    5.131840%         1,065.94      5,747.49        6,813.43       0.00       5.20
                        B3          1,076,340.69    5.131840%           852.91      4,598.84        5,451.75       0.00       4.16
                        B4            403,254.38    5.131840%           319.54      1,722.97        2,042.51       0.00       1.56
                        B5            538,668.19    5.131840%           426.85      2,301.55        2,728.40       0.00       2.08
                        B6            404,037.36    5.131840%           320.16      1,726.32        2,046.47       0.00       1.56
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        192,411,475.46     -           29,377,645.40    822,412.17   30,200,057.57     -          832.12
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        17,609,625.10              0.00
                                2A1       111,438,246.95              0.00
Residual                        2AR                 0.00              0.00
                                3A1        26,323,444.43            802.45
--------------------------------------------------------------------------------
Subordinate                     B1          3,898,021.41             15.09
                                B2          1,344,111.01              5.20
                                B3          1,075,487.79              4.16
                                B4            402,934.83              1.56
                                B5            538,241.34              2.08
                                B6            403,717.20              1.56
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        163,033,830.06            832.12
--------------------------------------------------------------------------------

                             Payment Date: 08/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    20,896,469.56     4.870543% 32051DTL6   112.717574      2.908583    603.896608
                           2A1   130,994,570.32     5.113528% 32051DTM4   103.121778      2.943445    587.621199
Residual                   2AR             0.00     5.113528% 32051DTN2     0.000000      0.000000      0.000000
                           3A1    32,851,845.32     5.385317% 32051DTP7   149.278597      3.352820    601.912616
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,901,112.70     5.131840% 32051DTQ5     0.788998      4.254249    994.900819
                           B2      1,345,176.94     5.131840% 32051DTR3     0.788998      4.254249    994.900819
                           B3      1,076,340.69     5.131840% 32051DTS1     0.788998      4.254249    994.900819
                           B4        403,254.38     5.131840% 32051DTT9     0.788998      4.254249    994.900819
                           B5        538,668.19     5.131840% 32051DTU6     0.788998      4.254249    994.900819
                           B6        404,037.36     5.131840% 32051DTV4     0.788977      4.254249    994.900849
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     192,411,475.46       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        18,458,960.20   116,975,793.76    27,599,076.09
Loan count                     38              245               58
Avg loan rate           5.185543%        5.452528%        5.743317%
Prepay amount        3,265,482.58    19,459,986.88     6,499,271.05

                          Total
                          -----
Prin balance       163,033,830.05
Loan count                    341
Avg loan rate                5.47
Prepay amount       29,224,740.51

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         4,231.37        29,289.53         7,178.39
Sub servicer fees            0.00             0.00             0.00
Trustee fees               108.73           682.68           170.64


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        40,699.29
Sub servicer fees            0.00
Trustee fees               962.06


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.017516%           100.000000%            184,742,885.20
   -----------------------------------------------------------------------------
   Junior            3.982484%             0.000000%              7,662,513.58
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   540,667.20
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 1                   540,667.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           30,200,057.57         30,200,057.57
Principal remittance amount           29,377,645.40         29,377,645.40
Interest remittance amount               822,412.17            822,412.17